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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-08161 of USA Waste Services, Inc. on Form S-4 of our report dated March 30, 1995 (relating to the consolidated financial statements of Chambers Development Company, Inc. and subsidiaries) appearing in USA Waste Services, Inc.'s Current Report on Form 8-K/A, Amendment No. 3, dated May 7, 1996.



                                            /s/ DELOITTE & TOUCHE LLP



                                            DELOITTE & TOUCHE LLP


Pittsburgh, Pennsylvania

July 19, 1996